Exhibit 3.1

ROSS MILLER

Secretary of State

206 North Carson Street

Carson City, Nevada 89701-4299

(775) 684 5708

Website: secretaryofstate.biz

Filed in the office of Document Number

20080094502-20

Filing Date and Time

02/08/2008 7:04 AM

Ross Miller

Secretary of State

State of Nevada

Entity Number

E0091912008-0

Articles of Incorporation

(PURSUANT TO NRS 78)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation:

NetVentory Solutions Inc.

2. Resident Agent

Name and Street

Address:

(must be a Nevada address where process may be served)

Business Filings Incorporated

Name

6100 Neil Road, Suite 500,

Reno

Nevada

89511

(MANDATORY) Physical Street Address

City

Zip Code

(OPTIONAL) Mailing Address

City

State

Zip Code

3. Shares:

(number of shares corporation is authorized to issue)

Number of shares with par value:

100,000,000

Par value per share: $

$0.001

Number of shares without par value:

4. Names & Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than 3 directors/trustees)

1. Michael Balabuk

Name

1851 Napier Street

Vancouver, B.C.

Canada

V5L 2N4

Street Address

City

State

Zip Code

2.

Name

Street Address

City

State

Zip Code

3.

Name

Street Address

City

State

Zip Code

5. Purpose:

(optional - see instructions)

The purpose of this Corporation shall be:

All lawful business

6. Name, Address and Signature of Incorporator:

(attach additional page if more than 1 incorporator)

The Nevada Company, Mark Williams, A.V.P.

Name

Signature

8040 Excelsior Drive, Suite 200

Madison WI 53717

Address City

State Zip Code

7. Certificate of Acceptance of Appointment of Resident Agent: I hereby accept appointment as Resident Agent for the above named corporation.

February 6, 2008

Authorized Signature of R.A. or On Behalf of R.A. Company

Date This form must be accompanied by appropriate fees.

Nevada Secretary of State Form 78 Articles 2007 Revised on: 01/01/07